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                                 Exhibit 10 (a)
                           Form of Consent of Counsel



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February 29, 1996


Board of Directors

Canada Life of New York Variable Annuity Account 2
500 Mamaroneck Avenue
Harrison, New York 10528


Gentlemen:

I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in the Post Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 33-64240) filed by and Canada Life of New York Variable Annuity Account 2 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,


/s/ David A. Hopkins


David A. Hopkins
Secretary and
Chief Counsel, U.S. Division

DAH/dr